Line Of Credit	12 Months Ended
Dec. 31, 2011
Line Of Credit [Abstract]
Line Of Credit
12.  Line of Credit

On September 30, 2011, the Company entered into an agreement with Silicon Valley Bank (SVB) to establish a two-year $10 million revolving loan facility. The facility provides for revolving advances based on a borrowing-base formula tied to the Company's receivables and also provides for month-end and fiscal quarter-end advances beyond the borrowing-base formula subject to certain limitations and requirements. Borrowings under the credit facility bear interest at rates equal to the prime rate announced from time to time in The Wall Street Journal. As of December 31, 2011 the prime rate was 3.25%.  The facility also provides for commitment, unused facility and letter-of-credit fees. The facility is secured by liens on the Company's personal property assets except for intellectual property, which is subject to a negative pledge against encumbrance. As of December 31, 2011 there is $2.0 million outstanding against the facility and borrowing availability is $8.0 million. Interest payments are made monthly with principal due at maturity.

The facility is subject to certain financial covenants for EBITDA, as defined in the agreement, and a monthly quick ratio computation (PLX's cash, investments and accounts receivable divided by current liabilities). The Company was not in compliance with all financial covenants associated with this facility as of December 31, 2011. However, the Company received a waiver from SVB for the fourth quarter 2011 EBITDA covenant and future covenants have been adjusted.